UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

         DATE OF REPORT (Date of earliest event reported): July 23, 2003

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           INDIANA                   000-31951                 35-1594017
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Item 7.   Financial Statements and Exhibits.

          (c) 99.1 press release, dated July 23, 2003


Item 9.   Regulation FD Disclosure

          This item is being filed under Item 9 and Item 12.

          On July 23, 2003, Monroe Bancorp issued a press release setting forth second quarter 2003 earnings and a financial summary. A copy of the press release is attached hereto and is hereby incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 23, 2003

                                 MONROE BANCORP



                                 /s/ Gordon M. Dyott
                                 ------------------------------
                                 Gordon M. Dyott
                                 Executive Vice President
                                 Chief Financial Officer/ Chief
                                 Accounting Officer

                                  EXHIBIT INDEX



Exhibit Number          Exhibit
--------------          -------

99.1                    Press Release, dated July 23, 2003